SUMMARY PROSPECTUS

CYBER HORNET S&P 500® AND BITCOIN 75/25 STRATEGY ETF

a series of

CYBER HORNET TRUST

 January 30, 2026

Ticker: BBB

Listed on: NASDAQ

The Fund’s statutory Prospectus and Statement of Additional Information (“SAI”) dated January 29, 2026, as supplemented from time to time, are incorporated into and made part of this Summary Prospectus by reference. Before you invest, you may want to review the Fund’s Prospectus and SAI, which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, SAI, reports to shareholders, and other information about the Fund online at www.cyberhornets.com. You can also get this information at no cost by calling 1.844.282.3837 or by sending an email request to info@cyberhornets.com.

INVESTMENT OBJECTIVE

The Fund seeks to replicate, before fees and expenses, the total return of the S&P 500® and S&P Bitcoin 75/25 Blend Index (the “Index”), an index by Standard & Poor’s.

FEES AND EXPENSES

The following table describes the expenses and fees that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees
(fees paid directly from your investment)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees[1]	0.95%
Distribution (12b-1) Fees	None
Other Expenses	0.03%
Total Annual Fund Operating Expenses	0.98%

1	The Fund's investment adviser, CYBER HORNET ETFs, LLC (formerly “ONEFUND, LLC”) (the “Adviser”), provides investment advisory services and pays the Fund’s operating expenses, with certain exceptions, in return for a “unitary fee” exclusive of expenses incurred pursuant to the Fund’s 12b-1 Distribution Plan, costs of borrowings (including interest charges and dividend expenses on securities sold short); taxes or governmental fees; acquired fund fees and expenses, brokerage commissions and other expenses of executing portfolio transactions; costs of holding shareholder meetings, including proxy costs; fees and expenses associated with the Fund’s securities lending program, if any; and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

Example

This Example is intended to help you compare the costs of investing in the Fund with the costs of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (excluding any sales loads on reinvested dividends, fee waivers and/or expense reimbursements) shown in the table above remain the same. The expenses used to calculate the Fund’s Example do not include fee waivers or expense reimbursements. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$100	$312	$542	$1,201

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the Fund’s most recent fiscal period ended March 31, 2025, the Fund’s portfolio turnover was 9% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to replicate, before fees and expenses, the total return of the S&P 500® and S&P Bitcoin 75/25 Blend Index (the “Index”). The Index measures the weighted return performance of a multi-asset strategy comprising a 75% weight in the S&P 500® Index and a 25% weight in the S&P Bitcoin Index. Accordingly, in seeking to track the Index, the Fund will invest approximately 75% of its assets in a portfolio of common stocks that are included in the S&P 500® Index and will invest directly in Bitcoin so that the total value of the Bitcoin to which the Fund has economic exposure is approximately 25% of the assets of the Fund. S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains, and calculates the Index and each of the S&P 500® Index and the S&P Bitcoin Index. The Index is rebalanced monthly and accordingly the Fund seeks to maintain the 75%/25% allocations by also rebalancing these allocations monthly. However, price fluctuations in the underlying assets and other factors, such as the Fund’s cash position, may cause these allocations to vary at any time. The Adviser reserves the right to rebalance the Fund’s allocations more frequently than monthly in periods of significant price volatility or less frequently than monthly to save on trading costs or during periods of low volatility. The Adviser may rebalance the Fund’s allocations on any day of the month. Such rebalancing decisions are made to reduce tracking error and enhance after-fee performance relative to the Index.

U.S. Large-Cap

Under normal conditions, the Fund invests approximately 75% of its assets in the common stock of companies that are included in the S&P 500® Index, a widely recognized benchmark of U.S. stock market performance. The Index is made up of the 500 largest (by market capitalization) publicly traded U.S. companies.

The Fund attempts to replicate this portion of its portfolio by investing in a portfolio of the common stocks included in the S&P 500® Index, holding each stock in proportion similar to its weighting in the S&P 500® Index. The Fund may hold more or fewer stocks than the index at any given time. The Fund may sell investments represented in the S&P 500® Index in anticipation of their removal from the S&P 500® Index or buy investments not yet represented in the Index in anticipation of their addition to it. The Fund may also invest in securities of other investment companies, such as certain ETFs,to implement its investment strategy.

Bitcoin

Under normal conditions, the Fund will invest directly in Bitcoin so that the total value of Bitcoin to which the Fund has economic exposure is approximately 25% of the assets of the Fund. The Fund will invest directly in Bitcoin and Bitcoin futures contracts through a subsidiary company, Cyber Hornet BBB, organized under the laws of the Cayman Islands (the “Subsidiary”). The Fund may also gain exposure to Bitcoin by investing in Bitcoin futures contracts, and in shares of other exchange-traded funds (“ETFs”) and exchange-traded products (“ETPs”) which provide exposure to Bitcoin (collectively, the “Bitcoin ETPs”), although the Fund expects that its futures and ETP exposure will generally be less than 10% of its assets, Such exposure seeks to track, before fees and expenses, the performance of the S&P Bitcoin Index. The S&P Bitcoin Index is designed to track the performance the digital asset Bitcoin. However, changes in the relative value of the Fund’s assets between the monthly rebalance could cause the Fund’s investments in Bitcoin, Bitcoin futures positions, and Bitcoin ETPs to represent greater than 25% of the Fund’s assets.

The Fund will generally purchase and sell Bitcoin on exchanges such as BitGo or Coinbase, neither of which is registered as a national securities exchange with the SEC. The price of Bitcoin on these exchanges and over-the-counter markets has a limited history, is volatile, and is subject to the influence of many factors, including operational interruptions.

Bitcoin held directly by the Fund is maintained at a qualified custodian. The custodian uses “cold storage” security measures for storing the private keys necessary to access the Fund’s Bitcoin offline in a manner that is not connected to the internet. This is designed to protect cryptocurrencies from hacking or other cybersecurity threats.

The ownership of Bitcoin is determined by participants in a decentralized, peer-to-peer network that connects computers that run publicly accessible, or “open source,” software, commonly referred to as the “Bitcoin Protocol.” The value of Bitcoin is determined, in part, by the supply of, and demand for, Bitcoin in the markets created to facilitate the trading of Bitcoin. Ownership and the ability to transfer or take other actions with respect to Bitcoin is protected through public-key cryptography. The supply of Bitcoin is determined by the Bitcoin Protocol which limits both the total amount of Bitcoin that will be produced to 21 million and the rate at which it is released into the network.

When the Fund invests in Bitcoin futures contracts, the Fund must sell its futures contracts as they near expiration and replace them with new futures contracts with a later expiration date. The Adviser anticipates that this “roll” of the futures contracts will normally occur shortly before the expiration of the current month contract in the last week of the month. However, such timing may change due to market conditions. Futures contracts with a longer term to expiration may be priced higher than futures contracts with a shorter term to expiration (e.g. trading at “contango”). Bitcoin futures have historically experienced extended periods of contango. Contango in the Bitcoin futures market may have a significant adverse impact on the performance of the Fund and may cause it to significantly deviate from the performance of the Index. The Fund will only invest in Bitcoin futures contracts that are traded on a futures exchange regulated by the Commodity Futures Trading Commission (“CFTC”). The Fund (or the Subsidiary, as applicable) also invests in short-term U.S. government securities intended to serve as margin or collateral for futures positions.

The Fund may invest in Bitcoin ETPs that invest directly in, provide exposure to, replicate the performance of, or have trading and/or price performance characteristics similar to Bitcoin.

PRINCIPAL RISKS

The following describes the principal risks of investing in the Fund, which could affect the Fund’s net asset value and total return. Other circumstances (including additional risks not described here) could prevent the Fund from achieving its investment objective. These risks are presented in an order that reflects the Adviser’s assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because the Adviser’s assessment of the relative importance of the principal risks of investing in the Fund changes.

Bitcoin, Bitcoin futures contracts, and Bitcoin ETPs are relatively new investments. They are subject to unique and substantial risks, and historically, have been subject to significant price volatility. The value of an investment in the Fund could decline significantly and without warning. You should be prepared to lose the entirety of the Bitcoin component of your investment in the Fund. The performance of Bitcoin futures contracts and Bitcoin ETPs, and therefore the performance of the Fund may differ significantly from the performance of Bitcoin.

Equity Risk – The values of equity securities may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. The prices of equity securities fluctuate, and sometimes widely, in response to activities specific to the security issuer. Equity securities generally have greater price volatility than fixed-income securities. Returns from large-capitalization stocks may trail returns from the overall stock market. Large-cap stocks tend to go through cycles of performing better or worse than other segments of the stock market or the stock market in general. These periods have, in the past, lasted several years.

Bitcoin Risk – The Bitcoin network has a limited history relative to traditional commodities and currencies. There is no assurance that use or acceptance of Bitcoin will continue to grow. A contraction in use or adoption of Bitcoin may result in increased volatility or a reduction in the price of Bitcoin, which would likely have an adverse impact on the value of the Shares. Sales of newly created or “mined” Bitcoin may cause the price of Bitcoin to decline, which could negatively affect an investment in the Shares. Bitcoin trading prices experience high levels of volatility, and in some cases such volatility has been sudden and extreme. Because of such volatility, Shareholders could lose all or substantially all of the Bitcoin component of their investment in the Fund in a very short time, even in the course of one day. Shareholders who invest in the Fund should actively monitor their investments. The Bitcoin network could cease to be a focal point for developer activity, and there is no assurance that the most active developers who participate in monitoring and upgrading the software protocols on which the Bitcoin network is based will continue to do so in the future, which could damage the network or reduce Bitcoin’s competitiveness with competing digital assets or blockchain protocols. Disruptions at Bitcoin spot markets and in the Bitcoin futures markets could adversely affect the availability or price of Bitcoin.

From time to time, developers may suggest changes to the bitcoin software. If a sufficient number of users and miners elect not to adopt the changes, a new digital asset, operating on the earlier version of the bitcoin software, may be created. This is often referred to as a “fork.” Bitcoin has been forked numerous times to launch new digital assets. Additional hard forks of the Bitcoin blockchain could impact demand for bitcoin or other digital assets and could adversely impact the Fund’s Bitcoin futures. A fork in the Bitcoin network could adversely affect the market for Bitcoin futures in which the Fund invests and, therefore, an investment in the Fund.

Bitcoin exchanges and other trading venues on which bitcoin trades are relatively new and, in most cases, largely unregulated and may therefore be more exposed to fraud and failure than established, regulated exchanges for securities and derivatives. Bitcoin exchanges have in the past, and may in the future, stop operating or permanently shut down due to fraud, cybersecurity issues, manipulation, technical glitches, hackers or malware, which may also affect the price of bitcoin and thus the Fund’s indirect investment in bitcoin. All networked systems are vulnerable to various kinds of attacks. As with any computer network, the Bitcoin network contains certain flaws. For example, the Bitcoin network is currently vulnerable to a “51% attack” where, if a mining pool were to gain control of more than 50% of the “hash” rate, or the amount of computing and process power being contributed to the network through mining, a malicious actor would be able to gain full control of the network and the ability to manipulate the blockchain. A significant portion of bitcoin may be held by a small number of holders sometimes referred to as “whales.” These holders have the ability to manipulate the price of bitcoin. As a digital asset, bitcoin is subject to cybersecurity risks, including the risk that malicious actors will exploit flaws in its code or structure that will allow them to, among other things, steal bitcoin held by others, control the blockchain, steal personally identifying information, or issue significant amounts of bitcoin in contravention of the Bitcoin protocols.

The occurrence of any of these events is likely to have a significant adverse impact on the price and liquidity of bitcoin and Bitcoin Futures and therefore the value of an investment in the Fund. Additionally, the Bitcoin network’s functionality relies on the Internet. A significant disruption of Internet connectivity affecting large numbers of users or geographic areas could impede the functionality of the Bitcoin network. Any technical disruptions or regulatory limitations that affect Internet access may have an adverse effect on the Bitcoin network, the price of bitcoin and Bitcoin Futures, and the value of an investment in the Fund.

Rebalancing Costs and Tax Risk. The Fund is subject to the risk of rebalancing to track the Index that may result in significant transaction costs and tax consequences for shareholders. The Fund seeks to maintain a 75% allocation to the S&P 500 Index and a 25% allocation to the S&P Bitcoin Index. The Fund rebalances these allocations monthly and may rebalance more frequently during periods of significant market volatility. When cryptocurrency prices rise or fall relative to equity prices between rebalancing dates, the Fund must sell appreciated assets and purchase depreciated assets to restore the target allocation of 75% to 25% in equity and cryptocurrency, respectively. These transactions generate transaction costs and may result in the realization of capital gains that will be distributed to shareholders.

Risks Related to the Regulation of Cryptocurrency. Any final determination by a court that a cryptocurrency is a “security” or “commodity” may adversely affect the value of the cryptocurrency and the value of the Fund’s shares, and, if the cryptocurrency is not, or cannot, be registered as a security, result in a potential termination of the Fund.

Depending on its characteristics, a cryptocurrency may be considered a “security” under the federal securities laws. The test for determining whether a particular cryptocurrency is a “security” is complex and challenging to apply, and the outcome is difficult to predict. If an appropriate court determines that the relevant cryptocurrency is a security, the Adviser would not intend to permit the Fund to continue holding its investments in a way that would violate the federal securities laws (and therefore, if necessary, would either dissolve the Fund or potentially seek to operate the Fund in a manner that complies with the federal securities laws).

Cryptocurrency Market Volatility Risk. The prices of cryptocurrencies have historically been highly volatile. The value of the Fund’s exposure to a cryptocurrency – and therefore the value of an investment in the Fund – could decline significantly and without warning, including to zero. If you are not prepared to accept significant and unexpected changes in the value of the Fund and the possibility that you could lose your entire investment in the cryptocurrency component of the Fund, you should not invest in it.

Cryptocurrency Futures Contracts Risk – The market for cryptocurrency futures contracts may be less developed, potentially less liquid, and more volatile than more established futures markets. While the cryptocurrency futures contracts market has grown substantially since cryptocurrency futures contracts commenced trading, there can be no assurance that this growth will continue. The price for cryptocurrency futures contracts is based on many factors, including the supply and demand for cryptocurrency futures contracts. Market conditions and expectations, position limits, collateral requirements, and other factors can each impact the supply and demand for cryptocurrency futures contracts. At times, increased demand paired with supply constraints and other factors have caused cryptocurrency futures contracts to trade at a significant discount or premium to the “spot” price of the relevant cryptocurrency. Additional demand, including demand resulting from the purchase, or anticipated purchase, of cryptocurrency futures contracts by the Fund or other entities, may increase that premium, perhaps significantly. It is impossible to predict whether or how long such conditions will continue. To the extent the Fund purchases futures contracts at a premium and the premium declines, the value of an investment in the Fund also should be expected to decline.

Market conditions and expectations, position limits, collateral requirements, and other factors may also limit the Fund’s ability to achieve its desired exposure to cryptocurrency futures contracts. If the Fund cannot achieve such exposure, it may not meet its investment objective, and its returns may be different from the index or lower than expected. Additionally, collateral requirements may require the Fund to liquidate its position, potentially incurring losses and expenses, when it otherwise would not do so. Investing in derivatives like cryptocurrency futures contracts may be considered aggressive and expose the Fund to significant risks. These risks include counterparty risk and liquidity risk. The performance of cryptocurrency futures contracts and the relevant cryptocurrency may differ and may not be correlated with each other, over short or long periods, and may cause cryptocurrency futures to underperform the spot price of the relevant cryptocurrency.

Cryptocurrency Futures Capacity Risk – If the Fund’s ability to obtain exposure to cryptocurrency futures contracts consistent with its investment objective is disrupted for any reason including, for example, limited liquidity in the cryptocurrency futures market, a disruption to the cryptocurrency futures market, or as a result of margin requirements or position limits imposed by the Fund’s futures commission merchants (“FCMs”), the CME, or the CFTC, the Fund may not be able to achieve its investment objective and may experience significant losses. Margin levels for cryptocurrency futures contracts are substantially higher than the margin requirements for more established futures contracts. Margin requirements are subject to change and may be raised in the future by the exchanges on which they trade and the FCMs. High margin requirements could prevent the Fund from obtaining its desired exposure to cryptocurrency futures and may adversely affect the Fund’s ability to achieve its investment objective. Any disruption in the Fund’s ability to get exposure to cryptocurrency futures contracts will cause the Fund’s performance to deviate from the performance of the relevant cryptocurrency, cryptocurrency futures, or the Index.

Cost of Futures Investment Risk – When a cryptocurrency futures contract is nearing expiration, the Fund will typically “roll” the futures contract, which means it will generally sell such a contract and use the proceeds to buy a cryptocurrency futures contract with a later expiration date. The price difference between the expiring contract and longer-dated contract associated with rolling cryptocurrency futures may be substantially higher than the price difference associated with rolling other futures contracts. Additionally, the returns of cryptocurrency futures may differ from those of the relevant cryptocurrency. These differences in returns can arise due to several factors, including the costs associated with futures investments, such as “rolling,” supply and demand dynamics, interest rates, and market expectations.

Cryptocurrency ETP Investing Risk. Issuer-specific attributes related to ETPs in which the Fund may invest may cause an investment held by the Fund to be more volatile than the market generally. The value of an individual security or asset, or a particular type of security or asset, may be more volatile than the market as a whole and perform differently from the value of the market as a whole. When the Fund invests in ETPs, it will incur costs related to such funds, including management fees and expenses borne by shareholders of such ETPs. The value of shares in an ETP may not replicate the performance of the relevant cryptocurrency, and, therefore, the Fund’s investments in the ETPs will not perform the same as the Fund’s direct investments in the relevant cryptocurrency.

Leverage Risk. Leverage risk is created when an investment, which includes, for example, an investment in a derivative contract, exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain. Investments can have these same results if their returns are based on a multiple of a specified index, security, or other benchmark.

Investment in the Subsidiary Risk – The Fund is exposed to the risks of the Subsidiary’s investments, which are exposed to the risks of investing in Bitcoin and Bitcoin futures contracts. The Fund will also incur the expenses of the Subsidiary. Although the Subsidiary is not registered under the 1940 Act, it will provide investors with the same protections the Fund provides.

Tracking Error Risk – Various factors may impede the Fund's ability to track the Index or achieve a high degree of correlation with the Index. Factors contributing to tracking error include:

●	Fees and Expenses: The Fund has operating and other expenses, while the Index does not. The Fund's expense ratio reduces net asset value, while the Index reflects gross performance without deductions for fees or expenses.

●	Transaction Costs: Buying and selling cryptocurrencies and Cryptocurrency-Related Products involve bid-ask spreads, market impact costs, trading fees, and blockchain network transaction fees that reduce the Fund's returns but are not reflected in Index performance.

●	Cash Drag: The Fund may not be fully invested at times, generally due to cash flows into or out of the Fund, rebalancing activities, or excess cash held for various reasons. Cash positions create performance drag when cryptocurrency prices appreciate and may provide relative benefit when prices depreciate.

Rebalancing and Reallocation Timing: The Fund cannot instantaneously adjust holdings when rebalancing or reallocation events occur. Settlement of cryptocurrency transactions requires blockchain confirmations, custody transfers, and operational processes that create timing lags. During these lags, the Fund's composition may differ from the target portfolio.

Investment in Investment Companies Risk – Investing in other investment companies, including money market funds, ETFs, and ETPs, subjects the Fund to the fees and expenses of, as well as risks affecting, the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease.

Trading Halt Risk – An exchange or market may issue trading halts on specific securities, contracts, or instruments, or may close early or late, which will affect the Fund’s ability to buy or sell certain securities. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments or may incur substantial trading losses.

Exchange-Traded Fund (ETF) Risks –

Absence of an Active Market: Although the Fund’s shares are approved for listing on the NASDAQ (the “Exchange”), there can be no assurance that an active trading market will develop and be maintained for Fund shares. There can also be no assurance that the Fund will grow to or maintain an economically viable size, in this case it may experience greater tracking error to its Index than it otherwise would at higher asset levels or may ultimately liquidate.

Authorized Participants (“APs”), Market Makers, and Liquidity Providers Concentration: The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to net asset value (“NAV”) and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Transaction Risk. The Fund intends to affect some portion of redemptions for cash, rather than in-kind, because of the nature of the Fund’s investments. The Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds, which involves transaction costs that the Fund may not have incurred had it effected redemptions entirely in kind. These costs may include brokerage costs and/or taxable gains or losses, which may be imposed on the Fund and decrease the Fund’s NAV. If the Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized if it were to distribute all of its portfolio securities in-kind, or to recognize such gain sooner than would otherwise be required. This may decrease the tax efficiency of the Fund compared to ETFs that utilize a complete in-kind redemption process.

Costs of Buying or Selling Shares: Investors buying or selling Fund shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares.

Fluctuation of NAV: The NAV of Fund shares will generally fluctuate with changes in the market value of the Fund’s investments. The market prices of shares will generally fluctuate according to changes in the Fund’s NAV and supply and demand of shares on the Exchange. Whether Fund shares trade below, at, or above their NAV cannot be predicted. During periods of unusual volatility or market disruptions, market prices of Fund shares may deviate significantly from the market value of the Fund’s investment holdings or the NAV of Fund shares. As a result, investors in the Fund may pay substantially more or receive significantly less for Fund shares than the value of the Fund’s underlying investments or the NAV of Fund shares.

Trading Issues: Trading in Fund shares may be halted due to market conditions or for reasons that make trading in shares inadvisable in the view of the Exchange. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of any Fund will continue to be met or will remain unchanged, or that the shares will trade with any volume. Further, secondary markets may be subject to erratic trading activity, wide bid/ask spreads, and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in Fund shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.

Passive Investment Risk. The Fund is not actively managed and therefore would not sell an equity security, futures contract or other investment due to current or projected underperformance of a security, industry, sector, or asset class. Unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

PERFORMANCE INFORMATION

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s past performance. The bar chart shows the Fund’s performance for each full calendar year shown. The table below the bar chart compares the Fund’s average annual total returns for the periods shown with that of a broad-based securities index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future and does not guarantee future results. Updated performance information is available at www.cyberhornets.com.

Calendar Year Returns as of December 31

During the period shown in the bar chart, the best performance for a quarter was 20.56% (for the quarter ended March 31, 2024) and the worst performance was -1.72% (for the quarter ended June 30, 2024).

Average Annual Total Return as of December 31, 2024
	1 Year	Since Inception (December 27, 2023)
CYBER HORNET S&P 500® AND BITCOIN 75/25 STRATEGY ETF
Return Before Taxes	39.02%	38.28%
Return After Taxes on Distributions	35.24%	34.55%
Return After Taxes on Distributions and Sale of Fund Shares	23.07%	27.54%
S&P 500 TR (reflects no deduction for fees, expenses, or taxes)	25.02%	24.43%
S&P 500 and S&P Bitcoin Futures 75/25 Blend Index (reflects no deduction for fees, expenses or taxes)	45.84%	43.60%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Return After Taxes on Distributions and Sale of Fund Shares may be higher than other return figures when a capital loss occurs upon redemption of Fund shares and provides a tax deduction that may benefit the investor.

FUND MANAGEMENT

INVESTMENT ADVISER

CYBER HORNET ETFs, LLC (formerly known as “ONEFUND, LLC”) serves as the investment adviser to the Fund.

PORTFOLIO MANAGER

Michael G. Willis, portfolio manager of the Adviser, has managed the Fund since its inception in December 2023.

PURCHASE AND SALE OF FUND SHARES

Individual shares may only be purchased and sold through a broker-dealer on a national securities exchange. You can buy and sell individual shares of the Fund any day the Nasdaq Stock Market (“NASDAQ”) is open for business, like any publicly traded security. The Fund’s shares are listed on the Nasdaq Stock Market exchange. The price of the Fund’s shares is based on market price, and because exchange-traded fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). The Fund issues and redeems shares continuously, at NAV, only in blocks of 25,000 shares (“Creation Units”), which may be partially in-kind for securities included in the Index and partially in cash, and only Authorized Participants (typically, broker-dealers) may purchase or redeem Creation Units. Except when aggregated in Creation Units, the Fund’s shares are not redeemable securities.

TAX INFORMATION

For U.S. federal income tax purposes, the Fund’s distributions are taxable. They will be taxed as ordinary income or capital gains, unless you invest through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Such tax-advantaged arrangements are subject to special tax rules upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the intermediary to sell Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.